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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                               September 23, 1999

                         Commission file number 1-13163
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                         TRICON GLOBAL RESTAURANTS, INC.
             (Exact name of registrant as specified in its charter)

  North Carolina                                        13-3951308
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(State or other jurisdiction of                      (IRS Employer
of incorporation or organization)                    Identification No.)


           1441 Gardiner Lane, Louisville, Kentucky       40213
           (Address of principal executive offices)     (Zip Code)


       Registrant's telephone number, including area code: (502) 874-8300


        Former name or former address, if changed since last report: N/A







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Item 5.             OTHER EVENTS
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                    On  September  23, 1999,  TRICON  Global  Restaurants,  Inc.
                    issued a press release announcing a $350 million share repurchase program and anticipated third quarter and full year operating and financial trends. A copy of such press release is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.             FINANCIAL STATEMENTS AND EXHIBITS
                    ---------------------------------

                    (c)  Exhibits

                    99 Press release dated September 23, 1999 from TRICON Global Restaurants, Inc.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       TRICON GLOBAL RESTAURANTS, INC.
                                    ------------------------------------------
                                              (Registrant)



Date:    September 23, 1999         /s/   Robert L. Carleton
         ---------------------      ------------------------------------------
                                          Robert L. Carleton
                                          Senior Vice President and Controller
                                          (Principal Accounting Officer)





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                                                                      EXHIBIT 99

                       TRICON GLOBAL RESTAURANTS ANNOUNCES
                        $350MM SHARE REPURCHASE PROGRAM



LOUISVILLE,  KY  (September  23,  1999)  --  Tricon  Global  Restaurants,   Inc.
(NYSE:YUM) announced that its Board of Directors today authorized the repurchase of up to $350 million of the company's outstanding common stock.

Andrall Pearson, Chairman and CEO said: "The Board's action is the strongest statement we can make affirming our outlook for the company's potential for significant profit growth and cash flow in the years ahead. This assessment of the company's long-term investment potential is based on, among other things, our confidence in Tricon's operating performance and fundamental growth prospects. For example, we now expect to exceed analysts expectations in the third quarter, largely as a result of improved operating performance at Pizza Hut and Tricon Restaurants International, lower G&A and reduced interest expense. We estimate that our operating EPS will be up about 20 percent in the third quarter and up around 35 percent for the full year, representing another outstanding year for the company."

"This year we expect to generate over $1 billion of free cash flow through a combination of operating cash flow and proceeds from selling stores to our franchise partners." Mr. Pearson continued, "We have the liquidity to reinvest in our businesses, exceed our debt repayment targets, and invest in our own stock. All of these actions are consistent with our objective to continue to enhance value for our stakeholders."

Tricon expects to report third quarter results on October 12, 1999.

Repurchases of common stock may be made from time to time in open market and/or privately negotiated transactions, and will be subject to market conditions and other factors.


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Tricon is the world's largest  restaurant company in terms of system units, with
nearly  30,000   restaurants   around  the  world  in  over  100  countries  and
territories. Tricon's three brands, KFC, Pizza Hut and Taco Bell are the global leaders of the chicken, pizza and Mexican restaurant categories, respectively. Total worldwide system retail sales for the brands were more than $20 billion in 1998.


These statements contained in this release that are not historical facts are forward-looking statements that estimate future results from strategic actions. These "forward-looking" statements reflect management's expectations and are based upon currently available data; however, actual results are subject to future events and uncertainties, which could cause actual results to differ materially from those projected in these statements. Factors that can cause actual results to differ are discussed in the Company's Form 10-K for the year ended December 26, 1998, and subsequent filings with the Securities and Exchange Commission.



Contact:  Lynn A. Tyson
          Vice President, Investor Relations
          502-874-8617


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